UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 17, 2008

First State Financial Corporation

(Exact name of Registrant as specified in its Charter)

Florida	000-50992	65-0771145
(State or Other Jurisdiction of Incorporation)	(SEC Commission File No.)	(IRS Employer Identification Number)

22 S. Links Avenue, Sarasota, Florida	34236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 929-9000

Not Applicable

(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01	Other Events

Attached to this Form 8-K as Exhibit 99.1 is a copy of a letter to be sent by First State Financial Corporation (the “Company”) to its shareholders in connection with the Company’s dividend suspension, which letter will be sent on or about September 17, 2008 and which letter is incorporated by reference into this filing in its entirety.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description
99.1	Letter to shareholders of First State Financial Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST STATE FINANCIAL CORPORATION

Date: September 19, 2008	By:	/s/ John E. (“Jed”) Wilkinson
John E. (“Jed”) Wilkinson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter to shareholders of First State Financial Corporation